UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2020
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10945	95-2628227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 FM 529
Houston,	TX	77041
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 329-4500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.25 per share	OII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On September 24, 2020, Oceaneering International, Inc. ("Oceaneering") issued a press release announcing that, beginning with results for the quarter ending September 30, 2020, it will be reporting financial results consistent with its newly realigned operating segments. This realignment reflects how Oceaneering now manages its businesses, consistent with its ongoing efforts to achieve greater cost efficiencies.

As part of this realignment, Oceaneering's reportable segments changed to: (1) Subsea Robotics, (2) Manufactured Products, (3) Offshore Project Groups, (4) Integrity Management & Digital Solutions, and (5) Aerospace and Defense Technologies. Historical quarterly and annual segment information will be recast to conform to the new reporting structure, which will be effective as of the third quarter of fiscal year 2020.

A copy of the press release referred to above is furnished as Exhibit 99.1 to this report and is incorporated by reference into this item 2.02. For informational purposes, included in Exhibit 99.1 to this report is historical unaudited segment financial information recast to reflect the segment changes for the first half of 2020.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Oceaneering International, Inc., dated September 24, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	September 24, 2020	By:	/S/ WITLAND J. LEBLANC, JR.
Witland J. LeBlanc, Jr.
Vice President and Chief Accounting Officer